UBS 2007 Natural Gas & Electric
Utilities Conference
Exhibit 99.1
February 28, 2007

PPL Corporation  (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa.  The Company’s diversified corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and regulatory relations.  The strategy is carried out through four principal subsidiaries:
PPL EnergyPlus, which markets energy in key U. S. markets.
PPL Generation, which operates more than 11,000 megawatts of electricity generating capacity in Pennsylvania,
Montana, Maine, Illinois, New York and Connecticut, with an additional 349 megawatts of planned upgrade projects.
PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.
PPL Global, which delivers electricity to 3.7 million customers in the United Kingdom and Latin America.
Security Ratings
                                                         Moody’s              S&P                  Fitch
PPL Corp.
  Corporate Credit Rating                    Baa2                   BBB                   BBB
PPL Capital Funding, Inc.
  Medium Term Notes                          Baa2                   BBB-                  BBB
PPL Electric Utilities Corp.
  First Mortgage Bonds
   Senior Secured Bonds                     A3                        A-                     A-
PPL Energy Supply
   Senior Unsecured Notes                  Baa2                   BBB                   BBB+
WPD Holdings Limited
  Senior Unsecured Debt                     Baa3                   BBB-                 BBB-
WPD Operating Cos.
   Senior Unsecured Debt                    Baa1                  BBB+                   A-
See a complete list of all PPL rated companies in the appendix
Contacts
Timothy J. Paukovits
Director-Investor Relations
Phone: (610) 774-4124
Fax: (610) 774-5106
tjpaukovits@pplweb.com
Joseph P. Bergstein, Jr.
Financial Specialist
Phone: (610) 774-5609
Fax: (610) 774-5106
jpbergstein@pplweb.com
www.pplweb.com
PPL Facts
i

($ in millions, except per share amounts)	(Unaudited) Year Ended Dec. 2006	Dec. 2005
Common Equity	$5,122	$4,418
Preferred Equity	301	51
Short-Term Debt	42	214
Long-Term Debt	7,835	7,170
Total Capitalization	$13,300	$11,853
Total Assets	$19,747	$17,926
Operating Revenues	$6,899	$6,179
Reported Earnings Per Share - Diluted	$2.24	$1.77
Earnings Per Share From Ongoing Operations – Diluted	$2.22	$2.08
Market Price Per Share	$35.84	$29.40
Book Value Per Share	$13.30	$11.62
ROE – Reported	17.81%	15.65%
ROE – Earnings From Ongoing Operations	17.47%	18.16%
Common Shares Outstanding (thousands)		
End of Period	385,039	380,145
Average – Diluted	386,769	383,737
Annualized Dividend Rate	$1.10	$0.96
Dividend Payout - Diluted, using annualized dividends		
Reported Earnings Per Share	49%	54%
Earnings Per Share From Ongoing Operations	50%	46%
Electric Energy Sales – Domestic (millions of KWH)		
Retail Deliveries	36,683	37,358
Retail Supply	38,810	39,413
Wholesale Supply		
East	19,381	21,052
West	13,451	12,716
Net System Capacity (thousands of KW)	11,556	11,830

PPL Facts (cont.)
Financial and Operating Information
Note:  See Appendix for the reconciliation of reported earnings per share and earnings from ongoing operations.

Cautionary Statements And Factors That May Affect Future Results	1
Growing Shareowner Value	2
Optimize Energy Marketing	3
Shrinking Reserve Margins Create Potential Value for PPL	4
PJM Implementing RPM Capacity Market This Year	5
Optimize Energy Marketing	6
PPL Generation Portfolio	7
Pennsylvania Generation Expansion	8
Growing Constrained Region in PJM Increases Value of PPL Generation	9
Expanding Renewable Energy Portfolio	10
Cash Flow Forecast	11
Dividend Payout Ratio Greater than 50% after 2006	12
Global Climate Change	13
PPL Electric Utilities Rate Filing	14
Key Drivers of Margin Growth	15

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Table of Contents

Appendix

Market Prices A-1
Current Hedge Positions – Electricity and Fuel A-2
Strong Long-Term Earnings Growth A-3
Scrubbers Expected to be Completed on Budget and on Schedule A-4
Generation Uprates A-5
Proactive Coal Supply Management Supports Growth in Margins A-6
Key Drivers/Challenges Through 2010 .... A-7
Increasing Prices Under the POLR Contract A-8
Ongoing Earnings Overview A-9
2006 Ongoing Earnings Contributions A-10
2007 Expected Ongoing Earnings Contributions A-11
Reconciliation of Cash from Operations to Free Cash Flow before Dividends A-12
Reconciliation of GAAP Equity Ratios to Adjusted Equity Ratios A-13
Capital Expenditures by Segment A-14
Reconciliation of Fourth Quarter Reported Earnings and Earnings from Ongoing Operations (dollars) A-15
Reconciliation of Fourth Quarter Reported Earnings and Earnings from Ongoing Operations (per share) A-16
Reconciliation of Reported Earnings and Earnings from Ongoing Operations (dollars) A-17
Reconciliation of Reported Earnings and Earnings from Ongoing Operations (per share) A-18
Reconciliation of PPL's Reported Earnings and Earnings from Ongoing Operations A-19
Credit Ratings A-20
Credit Ratings (cont.) A-21
Forward-Looking Information Statement A-22
Definitions of Financial Measures A-23

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Table of Contents (cont.)

Cautionary Statements And Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe
Harbor Provisions of the Private Securities
Litigation Reform Act of 1995.  Actual results
may differ materially from such forward-looking
statements.  A discussion of factors that could
cause actual results or events to vary is
contained in the Appendix to this presentation
and in the Company’s SEC filings.

Growing Shareowner Value
■
Continued focus on execution of our current
growth plan
■
Extract additional value from our energy
marketing operations
■
Multi-faceted expansion of the generation
portfolio

Optimize Energy Marketing
■
   Expand marketing capabilities
■
   Active participation in energy and commodity
 markets
■
   Manage market, operational and financial
      risks

20%
15%
10%
5%
2007
2008
2009
2010
PJM Mid-Atlantic Expected Reserve Margin
PJM Required 15% Reserve Margin

Reserve Margin

Shrinking Reserve Margins Create
Potential Value for PPL

PJM Implementing RPM
Capacity Market This Year
■
Several regions within PJM are already
constrained
–
  PPL region currently projected to be constrained by
2009-2010 planning period
–
Capacity prices could be higher than the $70 per MW-day we have assumed
■
Higher value for PPL’s unhedged capacity
   expected in 2010 and beyond
■
$1 per MW-day change in capacity prices
post-POLR ~$3 million per year in gross
margins

Optimize Energy Marketing
■
   Expand marketing capabilities
–
Increased use of structured deals
–
Expanding geographic reach
–
Purchased long-term supply from coal plant under
development in West Virginia
–
Evaluating commercial and industrial retail
opportunities in PJM
■
   Active participation in energy and commodity
markets
–
Primarily asset-backed marketing
■
   Tightly manage market, operational and financial
 risks

PPL’s Generation Portfolio
Total Domestic Generation: 11,196 MW
Planned Uprate Projects:          349 MW

East                                        9,907 MW*

Coal                                           3,454*
Nuclear                                      2,120
Oil                                               1,722
Gas                                             1,524
Hydro                                            337
CTs                                               451
QFs                                               299

Nuclear Uprate (2008-2010)        137
Hydro Uprate (2001)                    125
Coal Uprate (2007-2009)               37
Hydro                                            602
West                         1,289 W
West                                        1,289 MW

Coal                                                687
Hydro                                             602

Coal Uprate (2007-2008)               10
Hydro Uprate (2007)                      12
Hydro Uprate (2011)                      28
*Reflects reduction of 300 MW at Martins Creek that PPL has agreed to shut down by September 2007 and the expected 60 MW reduction due to increased plant usage during scrubber operation.

Montour
Coal
1,542 MW
+16 MW
+600-900 MW
Wallenpaupack
Hydro
44 MW
PA Combustion Turbines
(11 Sites In Central & Eastern PA)
Oil
451 MW
Susquehanna
Nuclear
2,120 MW
+137 MW
+600-900 MW
Lower Mt. Bethel
Gas
582 MW
Conemaugh
Coal
278 MW
Keystone
Coal
211 MW
Brunner Island
Coal
1,483 MW
+ 21 MW
Martins Creek
Coal, Gas, Oil
1,970 MW
Safe Harbor
Hydro
146 MW
Holtwood
Hydro
109 MW
+125 MW

8,930 MW  – Existing Generation
   299 MW –  Planned Uprates
Base load expansion capabilities
Pennsylvania Generation Expansion

Existing Constraint
PJM Projected
Constrained Region
Beginning in 2009
Montour
Wallenpaupack
Susquehanna
Lower Mt. Bethel
PA Combustion Turbines
Constrained Region
Conemaugh
Keystone
Brunner Island
Martins Creek
Safe Harbor
Holtwood
Constrained Region

Growing Constrained Region in PJM
Increases Value of PPL Generation

Expanding Renewable Energy Portfolio
■
Currently there are not enough renewable
energy credits in the market
■
Plan to invest $100 million to develop
renewable projects over next five years
–
Included in current capex program
■
Contracts in place with renewable energy
facilities

$1,100
$900
$700
$500
$300
$100
-$100
-$300
2005A
2006A
2007
2008
2009
2010
Free cash flowbefore dividends

Millions
Note:  See Appendix for the reconciliation of cash flow measures.

Cash Flow Forecast

$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.82
$0.92
$1.00
$1.10
$1.22
2004
April 2005
October 2005
April 2006
April 2007*

$/share
Annualized
Dividend Payout Ratio Greater
than 50% after 2006

*Annualized rate based on quarterly dividend declared in February 2007.

Global Climate Change
■
Pre-eminent public policy issue
■
Efforts should be national in scope and cover all
major industrial and transportation sectors
■
If mandatory program is adopted, we support
cap-and-trade system
■
PPL to be fully involved in policy debate
■
PPL is active in renewable energy as well as
numerous R&D efforts

PPL Electric Utilities Rate Filing
■
Modest rate increase request to be filed in late
March
–
For the 12-months ending September 30, 2006
Rate Base                     $1,926B
Equity                               43.4%
Return on Rate Base        6.97%
Return on Equity               8.10%
■
New rates to be effective beginning in January
2008

$3,000
$2,500
$2,000
$1,500
$1,000
Remarketing of POLR supply
Plant uprates and availability
New wholesale contracts
POLR increases
2006 Base
2005A
2006A
2007
2008
2009
2010

Supply Margins
(Millions)
$1,488
$1,675
$1,818
$1,845
$1,984
$2,748

Key Drivers of Margin Growth

Appendix

Actual	Forward [1]			at 12/05 [4]
	2006	2007	2008	2010	2010
EAST					
PJM					
On-Peak	$62	$64	$74	$68	$72
Off-Peak	$37	$41	$46	$45	$48
ATC [2]	$51	$52	$59	$56	$59
WEST					
Mid-Columbia					
On-Peak	$50	$55	$64	$63	
Off-Peak	$39	$45	$51	$50	
ATC [2]	$45	$51	$58	$57	
GAS					
NYMEX Price [3]	$7.25	$6.97	$8.06	$7.42	$8.00

(1) Market prices based on the average of broker quotes as of 12/29/2006.
(2) 24-hour average.
(3) NYMEX forward gas price on 12/29/2006.
(4) Prices at 12/2005 when 2010 forecast of $3.50 was developed.
Market Prices

2007	2008	2009
Electricity Sales			
East	87%	87%	88%
West	100%	100%	80%
Total	**90%**	**90%**	**87%**
Coal			
East	97%	82%	74%
West	100%	100%	78%
Total	**97%**	**87%**	**75%**

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Current Hedge Positions - Electricity and Fuel

$4.00
$3.00
$2.00
$1.00
$0.00
$2.22
$2.35
$3.50
2006A**
2007
2010

 **  Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Forecast
*
  *  Midpoint of $2.30 to $2.40 earnings forecast.

Strong Long-Term Earnings Growth

In-Service Dates
Montour 1                              Q1-08
Montour 2                              Q2-08
Brunner Island 3                   Q4-08
Brunner Island 1 & 2             Q2-09
Montour Unit #2 Absorber

Scrubbers Expected to be Completed
on Budget and on Schedule

Completed

	MW	In-Service Dates
Brunner Island 3 Turbine	18	2006
Colstrip 1 & 4	10	2006
Total	**28**	

Proposed

	MW	In-Service Dates
Brunner Island 1 Turbine	10	2007
Brunner Island 2 Turbine	11	2009
Montour Turbine	16	2008
Susquehanna	39	2008
Susquehanna	69	2009
Susquehanna	29	2010
Colstrip 2 & 3	10	2007-2008
Kerr	12	2007
Great Falls	28	2011
Holtwood	125	2011
Total	**349**

Generation Uprates

 Proactive Coal Supply Management
Supports Growth in Margins
Projected 2007 Coal Supply
Central
Appalachia
Southwest PA
Central PA
Powder
River
Basin
Montana
Mine-mouth
17%
45%
11%
21%
6%
A-6
■
Supply region diversity
■
Fleet trains (1600 cars)
■
Average delivered costs
■
4%-5% annual
increase 2006 to 2010

Key Drivers/Challenges Through 2010
■
Increased prices for POLR sales
■
Expiration of supply contracts remarketed at current
forward prices
■
Power plant uprates
■
Net benefits from the installation of scrubbers at the
Montour and Brunner Island coal-fired power plants
■
Increased fuel and O&M costs
■
Loss of synfuel tax credits and increased replacement
coal costs
■
Cost of compliance with evolving environmental
regulation

60
50
40
30
20
10
0
$/MWh
$42.30
$42.70
$43.30
$44.10
$47.80
$48.40
$49.10
$50.20
2002
2003
2004
2005
2006
2007
2008
2009

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Increasing Prices Under the POLR Contract

4th Quarter		
	2006	2005	Variance
Supply	$ 0.27	$ 0.23	$ 0.04
Pennsylvania Delivery	0.07	0.13	(0.06)
International Delivery	0.13	0.16	(0.03)
Total	$ 0.47	$ 0.52	$ (0.05)

	Year		
	2006	2005	Variance
Supply	$ 1.15	$ 1.05	$ 0.10
Pennsylvania Delivery	0.38	0.47	(0.09)
International Delivery	0.69	0.56	0.13
Total	$ 2.22	$ 2.08	$ 0.14

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(Dollars per Share)
Note:  See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

Ongoing Earnings Overview

$3.00
$2.50
$2.00
$1.50
$2.08
2005
POLR Price Increase $0.20
Other Energy Margins $0.07
International Delivery Margins $0.11
U. K. Liquidations $0.07
O&M ($0.17)
PA Delivery Margins ($0.02)
Synfuel ($0.09)
Income Taxes & Other ($0.03)
$2.22
2006

(Dollars per Share)
Note:  See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.

2006 Ongoing Earnings Contributions

$3.00
$2.50
$2.00
$1.50
$2.22
Energy Margins
$0.22
International
Delivery
Margins
$0.08
U.K.
Liquidations
($0.07)
O&M
($0.03)
Depreciation
($0.05)
Income
Taxes
& Other
($0.02)
2006A
2007E

(Dollars per Share)
* Midpoint of forecast
Note:  See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.
$2.35*

2007 Expected Ongoing Earnings Contributions

2006	2007	2008	2009	2010
Cash from Operations	$1,758	$1,642	$1,779	$1,679	$2,082
Increase/(Decrease) in cash due to:					
Transition Bond Repayment	(282)	(294)	(310)	-	-
Capital Expenditures	(1,394)	(1,732)	(1,397)	(1,212)	(1,168)
Other Investing Activities-net	85	130	19	(2)	34
Free Cash Flow before Dividends	$167	$(254)	$91	$465	$948

(millions of dollars)

Reconciliation of Cash from Operations
to Free Cash Flow before Dividends

Reconciliation of GAAP Equity Ratios
to Adjusted Equity Ratios
                                                          Actual             Actual        Forecast      Forecast
                                                    12/31/05         12/31/06      12/31/07      12/31/10
GAAP Equity to
  Total Capitalization Ratio                38%               41%               43%             45%
Adjustments to Debt
  (millions of dollars)
     Less Non-Recourse Debt:
     Transition Bonds                       $  892            $  605            $  305            $   -
     International                                2,166             2,733             2,552          2,760
Adjusted Equity to
  Total Capitalization Ratio                 51%              55%               55%             55%

$2,000
$1,600
$1,200
$800
$400
$0
$811
$289
$198
$324
$1,394
$340
$316
$738
$1,732
$317
$315
$1,100
$1,397
$329
$272
$796
$1,212
$337
$295
$580
$1,168
$342
$304
$522
$1,271
$351
$356
$564
2005A
2006A
2007E
2008E
2009E
2010E
2011E
Supply
PA Delivery
International Delivery

Millions
Capital Expenditures by Segment

Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending Dec. 31, 2006				
Reported earnings	$79	$50	$49	$178
Unusual Items:				
PJM billing dispute	(18)	21		3
Sale of interest in Griffith	1			1
Impairment of nuclear decommissioning trust investments	(3)			(3)
Susquehanna workforce reduction	(3)			(3)
	(23)	21	-	(2)
Earnings from ongoing operations	$102	$29	$49	$180
Qtr. Ending Dec. 31, 2005				
Reported earnings	$73	$49	$63	$185
Unusual Items:				
Off-site remediation of ash basin leak	(8)			(8)
Conditional asset retirement obligation	(8)			(8)
	(16)	-	-	(16)
Earnings from ongoing operations	$89	$49	$63	$201
Change excluding unusual items	$13	($20)	($14)	($21)

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(Millions of Dollars)
Reconciliation of Fourth Quarter Reported
Earnings and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending Dec. 31, 2006				
Reported earnings	$0.20	$0.13	$0.13	$0.46
Unusual Items:				
PJM billing dispute	(0.05)	0.06		0.01
Sale of interest in Griffith	0.00			0.00
Impairment of nuclear decommissioning trust investments	(0.01)			(0.01)
Susquehanna workforce reduction	(0.01)			(0.01)
	(0.07)	0.06	-	(0.01)
Earnings from ongoing operations	$0.27	$0.07	$0.13	$0.47
Qtr. Ending Dec. 31, 2005				
Reported earnings	$0.19	$0.13	$0.16	$0.48
Unusual Items:				
Off-site remediation of ash basin leak	(0.02)			(0.02)
Conditional asset retirement obligation	(0.02)			(0.02)
	(0.04)	-	-	(0.04)
Earnings from ongoing operations	$0.23	$0.13	$0.16	$0.52
Change excluding unusual items	$0.04	($0.06)	($0.03)	($0.05)

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(Dollars Per Share)
Reconciliation of Fourth Quarter Reported
Earnings and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
Year Ending Dec. 31, 2006				
Reported earnings	$416	$181	$268	$865
Unusual Items:				
Off-site remediation of ash basin leak	6			6
Enron reserve adjustment	11		1	12
Sale of interest in Griffith	(16)			(16)
Synfuels impairment	(6)			(6)
Reversal of cost recovery-Hurricane Isabel		(7)		(7)
Realization of benefits related to Black Lung Trust assets		21		21
Impairment of nuclear decommissioning trust investments	(3)			(3)
PJM billing dispute	(18)	21		3
Susquehanna workforce reduction	(3)			(3)
	(29)	35	1	7
Earnings from ongoing operations	$445	$146	$267	$858
Year Ending Dec. 31, 2005				
Reported earnings	$311	$152	$215	$678
Unusual Items:				
PJM billing dispute		(27)		(27)
NorthWestern litigation	(6)			(6)
Sale of Sundance	(47)			(47)
Stock-based compensation adjustment	(3)	(2)		(5)
Off-site remediation of ash basin leak	(27)			(27)
Conditional asset retirement obligation	(8)			(8)
	(91)	(29)	-	(120)
Earnings from ongoing operations	$402	$181	$215	$798
Change excluding unusual items	$43	($35)	$52	$60

(Millions of Dollars)

Reconciliation of Reported Earnings
and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
Year Ending Dec. 31, 2006				
Reported earnings	$1.08	$0.47	$0.69	$2.24
Unusual Items:				
Off-site remediation of ash basin leak	0.02			0.02
Enron reserve adjustment	0.03			0.03
Sale of interest in Griffith	(0.04)			(0.04)
Synfuels impairment	(0.01)			(0.01)
Reversal of cost recovery- Hurricane Isabel		(0.02)		(0.02)
Realization of benefits related to Black Lung Trust assets		0.05		0.05
PJM billing dispute	(0.05)	0.06		0.01
Impairment of nuclear decommissioning trust investments	(0.01)			(0.01)
Susquehanna workforce reduction	(0.01)			(0.01)
	(0.07)	0.09	-	0.02
Earnings from ongoing operations	$1.15	$0.38	$0.69	$2.22
Year Ending Dec. 31, 2005				
Reported earnings	$0.81	$0.40	$0.56	$1.77
Unusual Items:				
PJM billing dispute		(0.07)		(0.07)
NorthWestern litigation	(0.02)			(0.02)
Sale of Sundance	(0.12)			(0.12)
Stock-based compensation adjustment	(0.01)			(0.01)
Off-site remediation of ash basin leak	(0.07)			(0.07)
Conditional asset retirement obligation	(0.02)			(0.02)
	(0.24)	(0.07)	-	(0.31)
Earnings from ongoing operations	$1.05	$0.47	$0.56	$2.08
Change excluding unusual items	$0.10	($0.09)	$0.13	$0.14

(Dollars Per Share)

Reconciliation of Reported Earnings
and Earnings from Ongoing Operations

Forecast		Actual		
	High 2007	Low 2007	2006	2005	2004
Per Share Earnings from Ongoing Operations	$2.40	$2.30	$2.22	$2.08	$1.87
Unusual items (net of taxes)					
Realization of benefits related to Black Lung Trust assets			0.05		
Reversal of cost recovery-Hurricane Isabel			(0.02)		
Synfuels impairment			(0.01)		
Sale of interest in Griffith plant			(0.04)		
Enron reserve adjustment			0.03		
Stock-based compensation adjustment				(0.01)	
Asset retirement obligation				(0.02)	
Off-site remediation of ash basin leak			0.02	(0.07)	
Sale of Sundance plant				(0.12)	
PJM billing dispute			0.01	(0.07)	
Impairment of nuclear decommissioning trust investments			(0.01)		
NorthWestern litigation				(0.02)	
Sale of CGE					(0.02)
Sale of CEMAR					0.06
Impairment of investment in technology supplier					(0.02)
Susquehanna workforce reduction			(0.01)		
Reported Earnings Per Share	$2.40	$2.30	$2.24	$1.77	$1.89

Note: Per share amounts are based on diluted shares outstanding.

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Reconciliation of PPL’s Reported Earnings
and Earnings from Ongoing Operations

Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Subordinated Debt		BBB-	
Senior Unsecured	Baa2	BBB-	BBB
Short-term debt			
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Senior Notes	Baa2	BBB	BBB+
Commercial Paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BBB-	BBB
Medium-Term Notes	Baa2	BBB-	BBB
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Pollution Control Bonds*	Aaa	AAA	
Senior Secured Bonds	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB+
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

Credit Ratings

Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Preferred Stock			
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Senior Unsecured Debt	Baa2	BBB-	BBB+
Commercial Paper		A-3	
Preferred Stock	Baa3	BB	BBB
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

ppl

Credit Ratings (cont.)

Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales, growth, rates, revenues, expenses, cash flows, cash from operations, dividends, credit profile, financing, capital additions and expenditures, and generating capacity and availability, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the potential impact on synthetic fuel operations, synthetic fuel purchases from third parties and the phase-out of synthetic fuel credits;
weather conditions affecting generation production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to capital markets and credit facilities, of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements;
operation and availability of existing generation facilities and operating costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating units in Pennsylvania because of weather conditions, contractor performance or other reasons; market prices of commodity inputs for ongoing capital expenditures; collective labor bargaining negotiations; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of hurricanes or other severe weather on PPL Corporation’s business, including any impact on fuel prices; receipt of necessary governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state, federal and foreign regulatory developments; the impact of any state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit ratings; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form
10-K and other reports on file with the Securities and Exchange Commission.

Forward-Looking Information Statement

“Earnings from ongoing operations” excludes the impact of unusual items. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Free cash flow before dividends” is derived by deducting capital expenditures and certain other investing activities, as well as the repayment of transition bonds, from cash flow from operations.  (Other investing activities are adjusted to exclude the purchases and sales of short-term investments and changes in restricted cash.)
Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
“Equity to total capitalization ratio” includes as equity minority interest and preferred stock, as well as all of the components of common equity as presented on the balance sheet. Total capitalization is calculated as equity plus short-term debt plus long-term debt as presented on the balance sheet.
“Adjusted equity to total capitalization ratio” excludes transition bonds issued by PPL Transition Bond Company, LLC, under the Pennsylvania Electricity Generation Customer Choice and Competition Act and excludes debt of international affiliates, which are non-recourse to PPL. The adjusted equity to total capitalization ratio should not be considered as an alternative to an equity to total capitalization ratio using debt and equity balances as reflected on the balance sheet. PPL believes that this adjusted equity ratio is useful to investors because it provides them with another indicator of credit quality. The adjusted equity to total capitalization ratio focuses primarily on debt that is recourse to PPL, whether the debt is on or off balance sheet. Other companies may present adjusted equity ratios in a different manner.
Definitions of Financial Measures